UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2006

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing second quarter 2006 results.

Item 7.01    Regulation FD Disclosure.

A.	Prudential Financial, Inc., a New Jersey corporation, furnishes herewith, as Exhibit 99.0, a news release announcing second quarter 2006 results.

B.	Prudential Financial, Inc. furnishes herewith, as Exhibit 99.1, the Quarterly Financial Supplement for its Financial Services Businesses for the quarterly period ended June 30, 2006.

Item 8.01    Other Events.

Prudential Financial, Inc. continues to actively seek a global resolution of the investigations into market timing activities at the former Prudential Securities (PSI) operations of our subsidiary, Prudential Equity Group LLC, conducted by the United States Attorney, District of Massachusetts, the Secretary of the Commonwealth of Massachusetts, Securities Division, the Securities and Exchange Commission, the National Association of Securities Dealers, the New York Stock Exchange, the New Jersey Bureau of Securities and the New York Attorney General’s Office. These investigations focus on former PSI brokers in Boston and a few other branch offices in the U.S., their supervisors, and other members of the PSI control structure with responsibilities that related to the market timing activities, including certain former members of PSI senior management. While not assured, we expect to achieve a settlement without material additions to our reserve for estimated settlement costs. Such a settlement, if achieved, would resolve the pending regulatory and criminal investigations of market timing activities at PSI without further regulatory proceedings or filing of charges, subject to continued compliance with its terms over a number of years, and would include, among other things, fines and penalties, continuing reporting with respect to compliance practices, admissions that may adversely affect existing litigation or cause additional litigation, adverse publicity and other potentially adverse impacts to our businesses.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

99.0	News release of Prudential Financial, Inc., dated August 2, 2006, announcing second quarter 2006 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended June 30, 2006 (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2006

PRUDENTIAL FINANCIAL, INC.

By:	/s/ PETER B. SAYRE
Name: Peter B. Sayre Title: Senior Vice President and Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.0	News release of Prudential Financial, Inc., dated August 2, 2006, announcing second quarter 2006 results (furnished and not filed).

99.1	Quarterly Financial Supplement for the Financial Services Businesses of Prudential Financial, Inc. for the quarterly period ended June 30, 2006 (furnished and not filed).